NN Blue Dark Charcoal Platinum Pewter Orange Green 2025 Q2 Earnings Presentation August 7, 2025

2 Forward Looking Statements & Disclosures This presentation contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our financial outlook for the full year of fiscal 2025, the impact of, and our ability to execute, our corporate strategies and business initiatives and the potential impact tariffs, high interest rates, high metal costs and additional economic uncertainties may have on our financial statements and results of operations. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “growth,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project”, “trajectory” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the potential impacts of tariffs on the U.S. economy, the economy of other countries in which we conduct operations and our industry, as well as the potential implications and ramifications of tariffs on our business and the local and global supply chains supporting the same, and our ability to mitigate any adverse impacts of such; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; uncertainty of government policies and actions after recent U.S. elections in respect to global trade, tariffs and international trade agreements; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in NN, Inc.'s (the "Company") filings made with the U.S. Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this presentation and are based on information available to the Company at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. In this presentation, we use the following non-GAAP measures: adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow. See the Appendix to this presentation for definitions of each non-GAAP measure and reconciliations to the most comparable GAAP measure.

Q2 2025 Overview 3 Net Sales* $107.9M Adjusted EBITDA $13.2M 12.2% of Sales Adjusted Operating Income $4.9M 4.6% of Sales Adjusted Net Income $0.02 per diluted share Financials Improved Gross Margin 19.5% Adjusted Gross Margin Gaining New Business $32.7M of new business wins in Q2 YTD 40% 60% Portfolio Portfolio Management Now 60% Non-Auto; Growing Power Solutions NN’s Portfolio Balance Sheet Refinancing New term loan in place Focused on preferred stock refinancing Highlights (*) Pro forma for the sale of Lubbock, rationalized volumes, and FX / constant currency Non-Auto Auto

Q2 2025 Results Comments Net Sales* $107.9M Down with one large customer; launched 70 new programs YTD Adjusted Gross Margin 19.5% “OneTeam” salaried approach, good operating performance Adjusted Operating Income $4.9M 4.6% of net sales, significant improvement on track Adjusted EBITDA $13.2M Increase continues, driven by focus and cost-out Adjusted EBITDA Margin (as a % of Sales)* 12.2% +100 bps vs. prior year, on-track for 5-year goal of 13%-14% Working Capital $86.8M Balances being impacted by metal price escalation Working Capital (as % of TTM Sales) 20.0% Solid 2-year reduction, on track for 5-year goal of 16%-17% Q2 YTD New Business Wins $32.7M On track for 2025 guidance 4(*) Pro forma for the sale of Lubbock, rationalized volumes, and FX / constant currency Key Metrics

Near Term End Market Outlook

Primary End Market Outlook			
End Market	~% of NN Revenue	Market Indicators	NN's Outlook vs. Market
Global Passenger Vehicle	40%	Global light vehicle production is flat but with many moving parts Tariffs, affordability, high interest rates, fading BEV incentives, China Most analysts predict continuation of flat market US EPA announced proposals to end 16-year focus on fuel efficiency and EVs	Outlook is consistent with the broader market – largely flat
US GDP-Linked Business	25%	Weak first half growth, impacted by trade-driven uncertainty GDP rebounded in Q2; economists unclear if full impact of tariffs has been felt to date	NN base business is GDP-linked; supplementing with new business program and driving faster pace future growth
Electric Grid and Distribution	20%	Global power grid market modest growth, driven by software and replacement Electrical distribution and control is strong in Industrial, weaker in Res Construction	Balanced, but generally improving alongside secular tailwinds
Commercial Vehicle	10%	North American truck building is down YTD, expected to continue into 1H 2026 Freight capacity is beginning to balance US EPA announced proposals to stop commercial truck greenhouse gas reduction edicts	Anticipate some weakness as OEMs forecast production cuts Offset by NN's strength and growth in diesel fuel systems
Medical Equipment and Surgical Tools	5%	Orthopedic procedures continue to grow Robotic assisted surgeries and Medical Products continue to grow	Expect to continue growing alongside market trends

BEYOND RELIABLE.
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6 Steady Financial Improvement 16.3% 17.5% 18.2% 2023 2024 2025 YTD Long Term Goal Adjusted Gross Margin (%) >20% 8.8% 10.4% 11.1% 2023 2024 2025 YTD Long Term Goal Adjusted EBITDA (%) Improvements being driven by: Top notch on-time delivery with minimal backlogs or quality problems Creating ‘OneTeam’ across plants vs. stand alone teams Rationalized undesirable business & plants +230 bps +190 bps 13 - 14%

11.6% ($millions) Q2'25 Q2’24 Δ Net Sales $107.9 $123.0 ($15.1) Adj. Operating Income (Loss) $4.9 $2.1 $2.8 Adj. EBITDA $13.2 $13.4 ($0.2) Adj. EBITDA Margin % 12.2% 10.9% +130 bps Q2'25 Q2’24 Δ $107.9 $110.6 ($2.7) $4.9 $1.9 $3.0 $13.2 $12.4 $0.8 12.2% 11.2% +100 bps 2024 Sale of Lubbock Rationalized Volume FX Total ($5.9) ($5.6) ($0.9) ($12.4) ($0.8) $0.6 - ($0.2) ($0.9) ($0.1) - ($1.0) $12.4 $13.2 Adjusted EBITDA & Margin (%) Q2'24 Q2'25 Pro FormaAs Reported Q2 2024 Adjustments Q2 2025 – NN Financial Results 7 $13.4 $13.2 Adjusted EBITDA & Margin (%) Q2'24 Q2'25 $123.0 $107.9 Net Sales Q2'24 Q2'25 12.2%10.9% 12.2%11.2% Pro Forma ($ millions) As Reported ($ millions) $110.6 $107.9 Net Sales Q2'24 Q2'25

$8.6 $9.1 2024 2025 2024 2025 Adjusted EBITDA & Margin (Pro Forma) ($ millions) $9.5 $9.1 2024 2025 2024 2025 Adjusted EBITDA & Margin ($ millions) 20.4%19.0% 20.4%19.7% Power Solutions Business – Q2 2025 Highlights Net Sales, pro forma of $44.6M, up $1.0M, or +2.3% ▪ Steady unit volumes aided by higher metal prices ▪ Prior year net sales as reported included sales from Lubbock facility ▪ 2nd half 2025 demand outlook is similar to 1st half Adjusted EBITDA, pro forma of $9.1M, up $0.5M, or +5.8% ▪ Excluding contribution of sold Lubbock facility, increase is primarily due to controlling cost actions ▪ Adjusted EBITDA margin 20.4% ▪ Strengthening profitability through cost actions and improved margin mix New Business: $4.3M of new awards are below plan but have $360M pipeline of opportunities. Hired new sales talent to help accelerate sales growth. Continue to reinvest in capex to enable growth $50.2 $44.6 2024 2025 Net Sales As Reported ($ millions) 8Note: Comparisons are versus Q2 2024 results $43.6 $44.6 2024 2025 Net Sales Pro Forma ($ millions)

$8.2 $8.6 2024 2025 Adjusted EBITDA & Margin ($ millions) $8.0 $8.6 2024 2025 Adjusted EBITDA & Margin (Pro Forma) ($ millions) Mobile Solutions Business – Q2 2025 Highlights 13.6% $67.0 $63.4 2024 2025 Net Sales (Pro Forma) ($ millions) 12.1% Net sales, pro forma of $63.4M, down ($3.6M), or (5.4%) ▪ Rationalized volumes and lower automotive volumes ▪ Partially offset by new program launches and ramp-ups during 2025 Adjusted EBITDA, pro forma of $8.6M, up $0.6M, or +6.2% ▪ Primarily due to benefit from rationalized negative EBITDA sales in 2024 ▪ Adjusted EBITDA margin up 150 basis points to 13.6% ▪ Expanding profitability as cost-out actions and improved margin mix overcome weaker top-line New Business: $29M of awards from a $380M pipeline • Largest machining plant (Kentwood, MI) is nearing medical certification, will advance NN’s new business pursuits • Installed new, dedicated medical products machining centers ▪ Now total # of dedicated medical machines: ~60 Continue to reinvest in capex to enable growth $72.9 $63.4 2024 2025 Net Sales ($ millions) 13.6%11.2% 9Note: Comparisons are versus Q2 2024 results

$1.3 $3.3 $8.4 $13.4 34 70 93 112 Q1 Q2 Q3 Q4 Full Run-Rate Value of 2025 Launches Launching New Business ($M) Quarterly Sales Value Discrete Program Launches NN’s Growth Engine - Winning and Launching New Business 10 ▪ 112 programs launching in 2025 worth $48 million in revenue at full run-rate ▪ Increased amount of program launch managers ▪ Increased amount of capital committed to growth programs $63 $137 $172 $200 $- $50 $100 $150 $200 $250 2023 Wins 2024 Wins 2025 YTD Wins 2023-25 Cumulative Goal Winning New Business ($M) ▪ $32.7 million of new awards at mid-year ▪ 24% hit rate on closed opportunities ▪ In 2025, 96 separate program awards in Auto, Medical, and Commercial Vehicle ▪ $750 million total pipeline from a team of ~40 people in sales and engineering $48.0

NN Further Increased its Commitment to Profitable Growth

→ ***Tim Erro is new Chief Commercial Officer and Bringing in New Team Members***

Tim Erro, Chief Commercial Officer



- Joined as Chief Commercial Officer in July 2025
- Tim will lead NN's growth acceleration, new market entry, strategic portfolio expansion and customer relationship management
- Tim brings significant commercial and operational leadership experience, with a focus in NN's key focus area of electrical markets, electrical products and electrical systems
- Prior experience with Commercial Vehicle Group, Aptiv, Leoni Wiring Systems, General Motors and United Technologies

- NN is making a ~$2 million investment in new people to help grow the electrical, stamping and medical businesses
  - New CCO with electrical background (done) Tim Erro
  - New CTO for electrical and medical markets (in process)
  - Two new account managers with electrical backgrounds (done) Rick Noble and Raul Gutierrez
  - One new account manager for medical products (done) Mark Hamby – Looking for one additional

NEW – NN is evaluating product expansion and organic entry into electrical wiring systems

BEYOND RELIABLE.

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12 2025 Outlook & Guidance Net Sales of $430 to $460 million ▪ Reiterating, no change - expecting to deliver towards lower half of the range Adjusted EBITDA of $53 to $63 million ▪ Reiterating, no change - expecting to deliver towards lower half of the range New Business Wins of $60 to $70 million ▪ Reiterating, no change Free Cash Flow of $14 to $16 million ▪ Reiterating, no change – includes CARES Act tax refund and $18 - $20 million capital spending program Guidance Reflects Uncertainty From Top Customers and 2nd Half Macroeconomic Environment

13 Virtual Investor Day December 2025

Appendix

15 The Company discloses in this presentation the non-GAAP financial measures of adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow. Each of these non-GAAP financial measures provides supplementary information about the impacts of acquisition, divestiture and integration related expenses, foreign- exchange impacts on inter-company loans, reorganizational and impairment charges. The costs we incur in completing acquisitions, including the amortization of intangibles and deferred financing costs, and divestitures are excluded from these measures because their size and inconsistent frequency are unrelated to our commercial performance during the period, and we believe are not indicative of our ongoing operating costs. We exclude the impact of currency translation from these measures because foreign exchange rates are not under management’s control and are subject to volatility. Other non-operating charges are excluded, as the charges are not indicative of our ongoing operating cost. We believe the presentation of adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow provides useful information in assessing our underlying business trends and facilitates comparison of our long-term performance over given periods. The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company's industry, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual income growth derived from income amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. (a) Non-GAAP adjusted gross margin represents GAAP gross profit, adjusted to exclude the effects of restructuring and integration expense and non-operational charges related to acquisition and transition expense. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted gross margin is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP gross margin. (b) Non-GAAP adjusted income (loss) from operations represents GAAP income (loss) from operations, adjusted to exclude the effects of restructuring and integration expense; non-operational charges related to acquisition and transition expense, intangible amortization costs for fair value step-up in values related to acquisitions, non-cash impairment charges, and when applicable, our share of income from joint venture operations. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted income (loss) from operations is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from operations. (c) Non-GAAP adjusted EBITDA represents GAAP income (loss) from operations, adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and non-cash impairment charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. (d) This line item reflects the aggregate tax effect of all non-GAAP adjustments reflected in the respective table. The Company estimates the tax effect of the adjustment items identified in the reconciliation schedule above by applying the applicable statutory rates by tax jurisdiction unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment. (e) Non-GAAP adjusted net income (loss) represents GAAP net income (loss) adjusted to exclude the tax-affected effects of charges related to acquisition and transition costs, foreign exchange gain (loss) on inter-company loans, restructuring and integration charges, amortization of intangibles costs for fair value step-up in values related to acquisitions and amortization of deferred financing costs, non-cash impairment charges, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, costs related to divested businesses and litigation settlements, income (loss) from discontinued operations, and preferred stock cumulative dividends and deemed dividends. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted income e (loss) from segment operations is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. Non-GAAP Financial Measures Footnotes

16 Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit and Gross Margin

17 Reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA

18 Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Income (Loss) and GAAP Net Loss per Diluted Common Share to Non-GAAP Adjusted Net Income (Loss) per Diluted Common Share

19 Reconciliation of Operating Cash Flow to Free Cash Flow

Thank You 20 Joe Caminiti or Stephen Poe NNBR@alpha-ir.com 312-445-2870 Investor & Media Contacts